                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                October 10, 2002
                Date of Report (Date of earliest event reported)


                        BALDWIN TECHNOLOGY COMPANY, INC.
             (Exact name of registrant as specified in its charter)




       Delaware                          1-9334                   13-3258160
(State or other jurisdiction           (Commission            (I.R.S. Employer
  of incorporation)                    File Number)          Identification No.)



                    Twelve Commerce Drive, Shelton, CT. 06484
              (Address of Principal Executive Offices and Zip Code)


                                 (203) 402-1000
              (Registrant's telephone number, including area code)


                                       N/A
         (Former Name or Former Address, if changed since Last Report)

Item  2. Acquisition or Disposition of Assets

      On October 10, 2002, Baldwin Technology Company, Inc. ("Baldwin or the "Company") sold substantially all of the assets of its Baldwin Kansa subsidiary ("BKA"). The consideration received for the transaction, after certain post-closing adjustments (and net of certain transaction costs of approximately $33,000) was approximately $3,736,000, which approximated the net book value of the assets sold. During the fourth quarter of the fiscal year ended June 30, 2002, the Company recorded an impairment charge of $5,434,000 related to the goodwill associated with this business, as the recorded value of this goodwill exceeded the assessment of its fair value made by the Company. The Company utilized the net proceeds from this transaction to reduce its outstanding debt.

      On September 26, 2001, the Company sold substantially all of the assets of its Roll Handling Group ("RHG"). The Company recorded an impairment charge during the fiscal year ended June 30, 2001 of approximately $14,831,000 as a result of the write-off of assets, primarily patents and goodwill, including $961,000 of cumulative translation adjustments associated with this business. The Company filed a Current Report on Form 8-K dated September 26, 2001, related to this transaction.

      On November 16, 2001, the Company sold substantially all of the assets of its Print on Demand ("POD") business. As a result of this sale, the Company recorded an impairment charge during the fiscal year ended June 30, 2001 of approximately $687,000 to write-off the goodwill associated with the POD business. On September 27, 2000, the Company sold substantially all of the assets of its Baldwin Stobb Division ("BSD"). The effects of the POD and BSD transactions were insignificant to Baldwin's consolidated financial statements, and together they comprise the "Other" category in the accompanying notes to the unaudited pro forma financial information, presented below.

Item  7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (b) Pro forma financial information

            (1) Unaudited Pro Forma Condensed Consolidated Balance Sheet at June 30, 2002.
            (2) Unaudited Pro Forma Condensed Consolidated Statements of Income for the fiscal years ended June 30, 2002, 2001 and 2000.



      (c) Exhibits

            10.55 Asset Purchase Agreement, dated as of October 3, 2002 by and among Baldwin Kansa Corporation and Gerald E. Waddell, Ronnie
                  K. Swint and Vektek, Inc. (filed as Exhibit 10.55 to the Company's Annual Report on Form 10-K dated June 30, 2002 and incorporated herein by reference).

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

      The following unaudited pro forma condensed consolidated statements of income for the fiscal years ended June 30, 2002, 2001 and 2000 as well as the unaudited pro forma condensed consolidated balance sheet as of June 30, 2002, were prepared to illustrate the estimated effects of the divestitures of BKA, the RHG, the POD business and BSD and the application of the net proceeds from the BKA and RHG divestitures to the Company's outstanding debt. The unaudited pro forma condensed consolidated statements of income assume that these sales occurred at the beginning of the periods presented. The unaudited pro forma condensed consolidated balance sheet assumes that the sale of BKA occurred as of June 30, 2002.

      The unaudited pro forma financial information presented is derived from the audited financial statements of Baldwin as of and for the fiscal years ended June 30, 2002, 2001 and 2000. The unaudited pro forma financial information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements of Baldwin, including the notes thereto, appearing in Baldwin's Annual Report on Form 10-K for the fiscal year ended June 30, 2002. The unaudited pro forma financial information does not purport to be indicative of the results of operations or financial condition that would have been reported had the events assumed occurred on the dates indicated, nor does it purport to be indicative of results of operations, or financial condition that may be achieved in the future.

                        BALDWIN TECHNOLOGY COMPANY, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)


                                     ASSETS

                                                                                     JUNE 30,
                                                                                       2002
                                                                                     ---------
CURRENT ASSETS:
  Cash and cash equivalents                                                          $   5,106
  Accounts receivable trade, net of allowance for doubtful                              26,627
accounts
  Notes receivable, trade                                                               13,390
  Inventories                                                                           22,821
  Prepaid expenses and other                                                             7,437
                                                                                     ---------
           Total current assets                                                         75,381
                                                                                     ---------
MARKETABLE SECURITIES                                                                      430
                                                                                     ---------
PROPERTY, PLANT AND EQUIPMENT, at cost:
  Land and buildings                                                                       785
  Machinery and equipment                                                                4,238
  Furniture and fixtures                                                                 3,076
  Leasehold improvements                                                                   458
  Capital leases                                                                           428
                                                                                     ---------
                                                                                         8,985
Less: Accumulated depreciation and amortization                                         (3,975)
                                                                                     ---------
Net property, plant and equipment                                                        5,010
                                                                                     ---------
PATENTS, TRADEMARKS AND ENGINEERING
  DRAWINGS, net of accumulated amortization                                              2,061
GOODWILL, net of accumulated amortization                                                9,618
DEFERRED TAXES                                                                           6,277
OTHER ASSETS                                                                             6,025
                                                                                     ---------
           TOTAL ASSETS                                                              $ 104,802
                                                                                     =========


                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                                     JUNE 30,
                                                                                       2002
                                                                                     ---------
    CURRENT LIABILITIES:
      Loans payable                                                                  $   5,372
      Current portion of long-term debt                                                  1,680
      Accounts payable, trade                                                           12,616
      Notes payable, trade                                                               7,837
      Accrued salaries, commissions, bonus and profit-sharing                            3,297
      Customer deposits                                                                  4,741
      Accrued and withheld taxes                                                         1,719
      Income taxes payable                                                               1,297
      Other accounts payable and accrued liabilities .                                  13,171
                                                                                     ---------
               Total current liabilities                                                51,730
                                                                                     ---------
    LONG-TERM LIABILITIES:
      Long-term debt                                                                    11,873
      Other long-term liabilities                                                        7,447
                                                                                     ---------
               Total long-term liabilities                                              19,320
                                                                                     ---------
               Total liabilities                                                        71,050
                                                                                     ---------
    TOTAL SHAREHOLDERS' EQUITY                                                          33,752
                                                                                     ---------
    COMMITMENTS AND CONTINGENCIES                                                    ---------
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                       $ 104,802
                                                                                     =========


      See accompanying notes to unaudited pro forma financial information.

                        BALDWIN TECHNOLOGY COMPANY, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                           FOR THE FISCAL YEARS ENDED JUNE 30,
                                                         ---------------------------------------
                                                            2002           2001           2000
                                                         ---------      ---------      ---------
Net sales                                                $ 135,310      $ 132,933      $ 142,407
Cost of goods sold                                          95,078         93,117         94,108
                                                         ---------      ---------      ---------
Gross profit                                                40,232         39,816         48,299
                                                         ---------      ---------      ---------
Operating expenses:
  General and administrative                                17,532         19,593         18,598
  Selling                                                   12,655         12,660         13,981
  Engineering                                                8,271          8,833          8,561
  Research and development                                   5,708          4,597          4,487
  Provision for loss on the disposition of pre-press           (86)          (472)            --
operations
  Restructuring charges                                        604          1,977          3,286
                                                         ---------      ---------      ---------
                                                            44,684         47,188         48,913
                                                         ---------      ---------      ---------
Operating loss                                              (4,452)        (7,372)          (614)
                                                         ---------      ---------      ---------
Other (income) expense:
  Interest expense                                           1,474          1,202            987
  Interest (income)                                           (286)          (278)          (240)
  Royalty (income), net                                     (4,252)        (3,899)        (3,111)
  Other expense (income), net                                  599         (1,488)            93
                                                         ---------      ---------      ---------
                                                            (2,465)        (4,463)        (2,271)
                                                         ---------      ---------      ---------
(Loss) income before income taxes                           (1,987)        (2,909)         1,657
                                                         ---------      ---------      ---------
(Benefit) provision for income taxes                         6,784            950         (4,645)
                                                         ---------      ---------      ---------
Net (loss) income                                        $  (8,771)     $  (3,859)     $   6,302
                                                         =========      =========      =========

  Basic and diluted (loss) income per share              $   (0.59)     $   (0.26)     $    0.40
                                                         =========      =========      =========

Weighted average shares outstanding:

  Basic and diluted                                         14,915         14,787         15,652
                                                         =========      =========      =========


      See accompanying notes to unaudited pro forma financial information.

                        BALDWIN TECHNOLOGY COMPANY, INC.
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

NOTE 1 - The Company completed the sale of four businesses in four different transactions. The Company sold substantially all of the assets of BKA on October 10, 2002 to which this Current Report on Form 8-K relates. The Company also sold substantially all of the assets of the RHG on September 26, 2001; substantially all of the assets of the POD business on November 16, 2001; and substantially all of the assets of BSD on September 27, 2000. Therefore, for each of the periods presented, the unaudited pro forma financial information presented herein gives effect to the elimination of BKA, the RHG, the POD business and BSD from the Company's operations and the reduction of interest expense as a result of utilizing the net proceeds of the BKA and RHG divestitures to reduce outstanding debt.

NOTE 2 - REPRESENTS THE ADJUSTMENT OF THE HISTORICAL BALDWIN CONSOLIDATED FINANCIAL INFORMATION AS OF JUNE 30, 2002.

                                     ASSETS
                                 (IN THOUSANDS)


                                                                                         AS OF JUNE 30, 2002
                                                                                -----------------------------------
                                                                                HISTORICAL      BKA     ADJUSTMENTS   PRO FORMA
                                                                                ---------    ---------    -----       ---------
CURRENT ASSETS:
  Cash and cash equivalents .................................................   $   5,106    $      --    $    --     $   5,106
  Accounts receivable trade, net of allowance for doubtful accounts..........      27,262          635         --        26,627
  Notes receivable, trade ...................................................      13,390           --         --        13,390
  Inventories ...............................................................      24,928        2,107         --        22,821
  Prepaid expenses and other ................................................       7,474           37         --         7,437
                                                                                ---------    ---------    -------     ---------
           Total current assets .............................................      78,160        2,779         --        75,381
                                                                                ---------    ---------    -------     ---------

MARKETABLE SECURITIES .......................................................         430           --         --           430
                                                                                ---------    ---------    -------     ---------

PROPERTY, PLANT AND EQUIPMENT, at cost:
  Land and buildings ........................................................       2,669        1,884         --           785
  Machinery and equipment ...................................................       5,526        1,288         --         4,238
  Furniture and fixtures ....................................................       3,716          640         --         3,076
  Leasehold improvements ....................................................         458           --         --           458
  Capital leases ............................................................         428           --         --           428
                                                                                ---------    ---------    -------     ---------
                                                                                   12,797        3,812         --         8,985
Less: Accumulated depreciation and amortization .............................      (6,453)      (2,478)        --        (3,975)
                                                                                ---------    ---------    -------     ---------
Net property, plant and equipment ...........................................       6,344        1,334         --         5,010
                                                                                ---------    ---------    -------     ---------
PATENTS, TRADEMARKS AND ENGINEERING
 DRAWINGS, net of accumulated amortization ..................................       2,061           --         --         2,061
GOODWILL, net of accumulated amortization ...................................       9,618           --         --         9,618
DEFERRED TAXES ..............................................................       6,277           --         --         6,277
OTHER ASSETS ................................................................       6,025           --         --         6,025
                                                                                ---------    ---------    -------     ---------
           TOTAL ASSETS .....................................................   $ 108,915    $   4,113    $    --     $ 104,802
                                                                                =========    =========    =======     =========


                      LIABILITIES AND SHAREHOLDERS' EQUITY
                                 (IN THOUSANDS)

                                                                    AS OF JUNE 30,2002
                                                            -----------------------------------
                                                            HISTORICAL   BKA       ADJUSTMENTS    PRO FORMA
                                                            --------   --------    -----------   ----------
CURRENT LIABILITIES:
  Loans payable .........................................   $  5,372   $      -    $     -       $    5,372
  Current portion of long-term debt .....................      5,416         --     (3,736)(a)        1,680
  Accounts payable, trade ...............................     12,816        200         --           12,616
  Notes payable, trade ..................................      7,837         --         --            7,837
  Accrued salaries, commissions, bonus and profit-sharing      3,432        135         --            3,297
  Customer deposits .....................................      4,765         24         --            4,741
  Accrued and withheld taxes ............................      1,719          2         --            1,717
  Income taxes payable ..................................      1,297         --         --            1,297
  Other accounts payable and accrued liabilities ........     13,187         14         --           13,173
                                                            --------   --------    -------       ----------
           Total current liabilities ....................     55,841        375     (3,736)          51,730
                                                            --------   --------    -------       ----------
LONG-TERM LIABILITIES:
  Long-term debt ........................................     11,873         --         --           11,873
  Other long-term liabilities ...........................      7,447         --         --            7,447
                                                            --------   --------    -------       ----------
           Total long-term liabilities ..................     19,320         --         --           19,320
                                                            --------   --------    -------       ----------
           Total liabilities ............................     75,161        375     (3,736)          71,050
                                                            --------   --------    -------       ----------

TOTAL SHAREHOLDERS' EQUITY                                    33,754      3,738      3,736(b)        33,752
                                                            --------   --------    -------       ----------
COMMITMENTS AND CONTINGENCIES
                                                            --------   --------    -------       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ..............   $108,915   $  4,113    $     -       $  104,802
                                                            ========   ========    =======       ==========

(a) Adjustment reflects a reduction in the current portion of long-term debt as a result of utilizing the net proceeds from the sale of BKA of $3,736,000.

(b) Adjustment reflects an increase to total shareholders' equity as a result of the net proceeds from the sale of BKA of $3,736,000.

NOTE 3 - REPRESENTS THE ADJUSTMENT OF THE HISTORICAL BALDWIN CONSOLIDATED FINANCIAL INFORMATION FOR THE FISCAL YEAR ENDED JUNE 30, 2002.

                               (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                             FOR THE FISCAL YEAR ENDED JUNE 30, 2002
                                             ---------------------------------------
                                        HISTORICAL       BKA              RHG          OTHER    ADJUSTMENTS      PRO FORMA
                                        ----------       ---              ---          -----    -----------      ---------

Net sales ...........................   $ 145,625    $   5,533         $   4,855    $     (73)   $      --       $ 135,310
Cost of goods sold ..................     102,866        4,052             3,893         (157)          --          95,078
                                        ---------    ---------         ---------    ---------    ---------       ---------
Gross profit ........................      42,759        1,481               962           84           --          40,232
                                        ---------    ---------         ---------    ---------    ---------       ---------
Operating expenses:
  General and administrative ........      18,768          431               715           90           --          17,532
  Selling ...........................      13,749          662               370           62           --          12,655
  Engineering .......................       9,033          240               448           74           --           8,271
  Research and development ..........       6,253          392               153           --           --           5,708
  Provision for loss on the
  disposition of  pre-press
  operations ........................         (86)          --                --           --           --             (86)
  Restructuring charges .............         621           --                17           --           --             604
  Impairment charges ................       5,434        5,434                --           --           --              --
                                        ---------    ---------         ---------    ---------    ---------       ---------
                                           53,772        7,159             1,703          226           --          44,684
                                        ---------    ---------         ---------    ---------    ---------       ---------
Operating loss ......................     (11,013)      (5,678)             (741)        (142)          --          (4,452)
                                        ---------    ---------         ---------    ---------    ---------       ---------
Other (income) expense:
  Interest expense ..................       1,792           --                40           --         (278)(c)       1,474
  Interest (income) .................        (290)          (2)               (2)          --           --            (286)
  Royalty (income), net .............      (4,252)          --                --           --           --          (4,252)
  Other expense, net ................       1,037           --               430            8           --             599
                                        ---------    ---------         ---------    ---------    ---------       ---------
                                           (1,713)          (2)              468            8         (278)         (2,465)
                                        ---------    ---------         ---------    ---------    ---------       ---------
(Loss) income before income taxes ...      (9,300)      (5,676)           (1,209)        (150)         278          (1,987)
                                        ---------    ---------         ---------    ---------    ---------       ---------
Provision (benefit) for income taxes        6,684           --                --           --          100(d)        6,784
                                        ---------    ---------         ---------    ---------    ---------       ---------
Net (loss) income ...................   $ (15,984)   $  (5,676)        $  (1,209)   $    (150)   $     178       $  (8,771)
                                        =========    =========         =========    =========    =========       =========

  Basic and diluted (loss) income per   $   (1.07)   $(0.38)           $   (0.08)   $   (0.01)   $    0.01       $   (0.59)
                                        =========    =========         =========    =========    =========       =========
share

Weighted average shares outstanding:

  Basic and diluted .................      14,915       14,915            14,915       14,915       14,915          14,915
                                        =========    =========         =========    =========    =========       =========


(c) Adjustment reflects a decrease in interest expense attributable to a reduction in debt of $3,736,000 outstanding during the fiscal year ended June 30, 2002 relating to BKA and $4,500,000 outstanding until October 2001 relating to the RHG and was computed at an average variable rate of 5.73%.

(d) Adjustment reflects an effective income tax rate of 36.0% for the fiscal year ended June 30, 2002 on the above interest savings.

NOTE 4 - REPRESENTS THE ADJUSTMENT OF THE HISTORICAL BALDWIN CONSOLIDATED FINANCIAL INFORMATION FOR THE FISCAL YEAR ENDED JUNE 30, 2001.

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                              FOR THE FISCAL YEAR ENDED JUNE 30, 2001
                                              ---------------------------------------
                                              HISTORICAL       BKA         RHG          OTHER    ADJUSTMENTS      PRO FORMA
                                              ----------       ---         ---          -----    -----------      ---------

Net sales .................................   $ 183,615    $  10,307    $  34,417    $   5,958    $      --       $ 132,933
Cost of goods sold ........................     129,827        6,281       26,908        3,521           --          93,117
                                              ---------    ---------    ---------    ---------    ---------       ---------
Gross profit ..............................      53,788        4,026        7,509        2,437           --          39,816
                                              ---------    ---------    ---------    ---------    ---------       ---------
Operating expenses:
  General and administrative ..............      23,801          878        2,887          443           --          19,593
  Selling .................................      16,224          779        1,968          817           --          12,660
  Engineering .............................      11,372          292        1,742          505           --           8,833
  Research and development ................       5,658          436          587           38           --           4,597
  Provision for loss on the disposition
    of ....................................        (472)          --           --           --           --            (472)
     Pre-press operations
  Restructuring charges ...................       2,277           --          300           --           --           1,977

  Impairment charges ......................      15,518           --       14,831          687           --              --
                                              ---------    ---------    ---------    ---------    ---------       ---------
                                                 74,378        2,385       22,315        2,490           --          47,188
                                              ---------    ---------    ---------    ---------    ---------       ---------
Operating (loss) income ...................     (20,590)       1,641      (14,806)         (53)          --          (7,372)
                                              ---------    ---------    ---------    ---------    ---------       ---------
Other (income) expense:
  Interest expense ........................       2,014           --          153           --         (659)(e)       1,202
  Interest (income) .......................        (291)          (4)          (6)          (3)          --            (278)
  Royalty (income), net ...................      (3,899)          --           --           --                       (3,899)
  Other expense (income), net .............        (940)          (4)        (213)         765           --          (1,488)
                                              ---------    ---------    ---------    ---------    ---------       ---------
                                                 (3,116)          (8)         (66)         762         (659)         (4,463)
                                              ---------    ---------    ---------    ---------    ---------       ---------
(Loss) income before income taxes .........     (17,474)       1,649      (14,740)        (815)         659          (2,909)
                                              ---------    ---------    ---------    ---------    ---------       ---------
Provision (benefit) for income taxes ......         698          665         (635)         (44)         238(f)          950
                                              ---------    ---------    ---------    ---------    ---------       ---------
Net (loss) income .........................   $ (18,172)   $     984    $ (14,105)   $    (771)   $     421       $  (3,859)
                                              =========    =========    =========    =========    =========       =========


  Basic and diluted (loss) income per share     $(1.23)    $    0.07    $   (0.95)   $   (0.05)   $    0.03       $   (0.26)
                                              =========    =========    =========    =========    =========       =========


Weighted average shares outstanding:
  Basic and diluted .......................      14,787       14,787       14,787       14,787       14,787          14,787
                                              =========    =========    =========    =========    =========       =========


(e) Adjustment reflects a decrease in interest expense attributable to a reduction in outstanding debt of $3,736,000 relating to BKA and $4,500,000 relating to the RHG during the fiscal year ended June 30, 2001, and was computed at an average variable rate of 8.0%.

(f) Adjustment reflects an effective income tax rate of 36.0% for the fiscal year ended June 30, 2001 on the above interest savings.

NOTE 5 - REPRESENTS THE ADJUSTMENT OF THE HISTORICAL BALDWIN CONSOLIDATED FINANCIAL INFORMATION FOR THE FISCAL YEAR ENDED JUNE 30, 2000.

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                               FOR THE FISCAL YEAR ENDED JUNE 30, 2000
                                                               ---------------------------------------
                                        HISTORICAL      BKA           RHG         OTHER    ADJUSTMENTS      PRO FORMA
                                        ----------      ---           ---         -----    -----------      ---------
Net sales ...........................   $ 198,602    $   9,238    $  34,415    $  12,542    $      --       $ 142,407
Cost of goods sold ..................     135,146        5,266       28,262        7,510           --          94,108
                                        ---------    ---------    ---------    ---------    ---------       ---------
Gross profit ........................      63,456        3,972        6,153        5,032           --          48,299
                                        ---------    ---------    ---------    ---------    ---------       ---------
Operating expenses:
  General and administrative ........      23,182          884        2,482        1,218           --          18,598
  Selling ...........................      19,011          792        2,073        2,165           --          13,981
  Engineering .......................      12,209          326        2,309        1,013           --           8,561
  Research and development ..........       5,753          340          338          588           --           4,487
  Restructuring charges .............       5,664           --        2,378           --           --           3,286
                                        ---------    ---------    ---------    ---------    ---------       ---------
                                           65,819        2,342        9,580        4,984           --          48,913
                                        ---------    ---------    ---------    ---------    ---------       ---------
Operating (loss) income .............      (2,363)       1,630       (3,427)          48           --            (614)
                                        ---------    ---------    ---------    ---------    ---------       ---------
Other (income) expense:
  Interest expense ..................       1,819           --          159           --         (673)(g)         987
  Interest (income) .................        (330)         (11)          (5)         (74)          --            (240)
  Royalty (income), net .............      (3,111)          --           --           --           --          (3,111)
  Other expense (income), net .......          98          178         (274)         101           --              93
                                        ---------    ---------    ---------    ---------    ---------       ---------
                                           (1,524)         167         (120)          27         (673)         (2,271)
                                        ---------    ---------    ---------    ---------    ---------       ---------
(Loss) income before income taxes ...        (839)       1,463       (3,307)          21          673           1,657
                                        ---------    ---------    ---------    ---------    ---------       ---------
(Benefit) provision for income taxes       (5,675)         598       (1,470)          84          242(h)       (4,645)
                                        ---------    ---------    ---------    ---------    ---------       ---------
Net income (loss) ...................   $   4,836    $     865    $  (1,837)   $     (63)   $     431       $   6,302
                                        =========    =========    =========    =========    =========       =========

  Basic and diluted income (loss) per
     share ..........................   $    0.31    $    0.06    $   (0.12)   $   (0.00)   $    0.03       $    0.40
                                        =========    =========    =========    =========    =========       =========

Weighted average shares outstanding:
  Basic and diluted .................      15,652       15,652       15,652       15,652       15,652          15,652
                                        =========    =========    =========    =========    =========       =========


(g) Adjustment reflects a decrease in interest expense attributable to a reduction in outstanding debt of $3,736,000 relating to BKA and $4,500,000 relating to the RHG during the fiscal year ended June 30, 2000, and was computed at the fixed rate of 8.17%.

(h) Adjustment reflects an effective income tax rate of 36.0% for the fiscal year ended June 30, 2000 on the above interest savings.


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
                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BALDWIN TECHNOLOGY COMPANY, INC.
                                                           (REGISTRANT)

                                            By: /s/ VIJAY C. THARANI
                                                -------------------------------
                                                       VIJAY C. THARANI
                                                  (CHIEF FINANCIAL OFFICER)

Dated: October 25, 2002


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